COLUMBIA ACORN TRUST
ColumbiaSM Thermostat FundSM
(the “Fund”)

Supplement dated January 13, 2010 to the Prospectuses dated May 1, 2009

The Fund’s investment advisor has made certain changes to the structure and allocation ranges of the Fund’s investments in underlying Portfolio Funds, and has added Columbia Contrarian Core Fund as a new Portfolio Fund in which the Fund will invest. Effective immediately, the Fund’s prospectuses dated May 1, 2009 are supplemented as follows:

(1)           Under the heading Principal Investment Strategies:

(a)	The “Stock/Bond Allocation Table” is replaced in its entirety with the following:

Stock/Bond Allocation Table
	How the Fund will Invest the Stock/Bond Assets
Level of the S&P® 500 Index	Stock Percentage	Bond Percentage
over 1750	10%	90%
over 1700-1750	15%	85%
over 1650-1700	20%	80%
over 1600-1650	25%	75%
over 1550-1600	30%	70%
over 1500-1550	35%	65%
over 1450-1500	40%	60%
over 1400-1450	45%	55%
over 1350-1400	50%	50%
over 1300-1350	55%	45%
over 1250-1300	60%	40%
over 1200-1250	65%	35%
over 1150-1200	70%	30%
over 1100-1150	75%	25%
over 1050-1100	80%	20%
over 1000-1050	85%	15%
1000 and under	90%	10%

(b)	The sentence that begins “For example,” in the paragraph immediately following the “Stock/Bond Allocation Table,” is replaced in its entirety with the following:

For example, if the S&P® 500 is in the 1150-1200 band, and the value of the holdings of the stock Portfolio Funds has dropped to 68% of the value of the holdings of all Portfolio Funds, the Advisor would invest new cash in the stock Portfolio Funds (or cash for redemptions would come from the bond Portfolio Funds).

(c)	The illustrative example table, showing “How the Fund Will Invest the Stock/Bond Assets,” is replaced in its entirety with the following:

Date	Level of the S&P® 500 Index	How the Fund Will Invest the Stock/Bond Assets
Nov. 1	We begin when the market is 1380	50% stocks, 50% bonds
Dec. 1	The S&P® 500 goes to 1401	Rebalance: 45% stocks, 55% bonds
Dec. 6	The S&P® 500 drops back to 1390	No reversal for 31 days
Jan. 2	The S&P® 500 is at 1352	Rebalance: 50% stocks, 50% bonds
Jan. 20	The S&P® 500 drops to 1349	Rebalance: 55% stocks, 45% bonds
The market has made a continuation move by going through a second action level, not a reversal move, so the 31-day Rule does not apply in this case.
Jan. 30	The S&P® 500 goes up to 1355	No reversal for 31 days
Feb. 20	The S&P® 500 is at 1360	Rebalance: 50% stocks, 50% bonds

(d)	The first sentence of the eighth paragraph, immediately following the illustrative example, that begins “The following table shows,” is replaced in its entirety with the following:

The following table shows the seven stock Portfolio Funds and three bond Portfolio Funds that the Fund currently uses in its “fund of funds” structure and the current allocation percentage for each Portfolio Fund within the stock or bond category.

(e)	The “Allocation of Stock/Bond Assets Within Asset Classes” table is replaced in its entirety with the following:

Allocation of Stock/bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Acorn Fund	Small/Mid-cap growth	15%
Columbia Acorn Select	Mid-cap growth	10%
Columbia Marsico Growth Fund	Large-cap growth	15%
Columbia Acorn International	Small/Mid-cap international growth	20%
Columbia Dividend Income Fund	Large-cap value	20%
Columbia Large Cap Enhanced Core Fund	Large-cap blend	10%
Columbia Contrarian Core Fund	Large-cap blend	10%
Total		100%
Bond Funds	Type of Fund	Allocation
Columbia Intermediate Bond Fund	Intermediate-term bonds	50%
Columbia Conservative High Yield Fund	High-yield bonds	20%
Columbia U.S. Treasury Index Fund	U.S. Treasury notes/bonds	30%
Total		100%

(2)           The following is added as a new row to the table that appears in the section entitled Portfolio Funds Summary:

	The Portfolio Fund’s Investment Objective:		About the Portfolio Fund:
Columbia Contrarian Core Fund	●	seeks total return, consisting of long-term capital appreciation and current income.	●
under normal circumstances, invests at least 80% of its net assets in common stocks and at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the fund’s advisor believes have the potential for long-term growth and current income.

			●	the fund’s advisor combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the fund’s portfolio
			●	may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments.

INT-47/30425-0110